Presentation to Investors November 2005 CONFIDENTIAL

Safe Harbor This presentation contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934), which are based on management's current expectations and are subject to uncertainties and changes in circumstances. Words and expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Factors that appear with the forward-looking statements, or in the Company's Securities and Exchange Commission filings (including without limitation the Company's annual report on Form 10-K for the fiscal year ended January 31, 2005, or the quarterly and current reports filed on Form 10-Q and Form 8-K thereafter), could cause the Company's actual results to differ materially from those expressed in any forward-looking statements made herein.

Investment Highlights Leading positions in large, stable markets Strong technology and R&D capabilities Diversified, global customer base Low-cost manufacturing strategy Opportunities for growth in excess of end markets Focused and experienced management team

C&D at a Glance C&D is a leading manufacturer and marketer of electrical power storage and power supply and conversion products Standby Power LTM Revenues = $250.7 million (52.1%) Manufactures and markets integrated standby power systems and their components Products include flooded and valve-regulated lead-acid batteries, power rectifiers, system monitors, power boards and chargers For the standby power market, including UPS applications, telecommunications reserve power systems, CATV signal powering, utilities and solar Sells to OEMs and large end users Motive Power LTM Revenues = $57.2 million (11.9%) Manufactures and markets motive power systems and components Products include lead-acid batteries, chargers and related specialty equipment and parts Primarily used in industrial vehicles, including forklift trucks, automated guided vehicles and airline ground support equipment Sells to end-users in a broad array of industries, dealers of material handling equipment and OEMs Power Electronics LTM Revenues = $173.4 million (36.0%) Manufactures and markets custom, standard and modified-standard power supply and conversion products Products include DC / DC converters, AC / DC power supplies, digital panel meters, data acquisition components, transformers and inductors Sells to OEMs and distributors for use in a broad range of electronics including telecom, computer and networking, office and military equipment, industrial automation systems and test instrumentation Note: LTM as of 7/31/05.

C&D at a Glance (cont'd) LTM Net Sales by Segment FY 2005 Net Sales by End Market FY 2005 Net Sales by Geography LTM Net Sales = $481.2 million FY 2005 Net Sales = $414.7 million Source: Company 10-K and 10-Qs, except FY 2005 Net Sales by End Market which is per management allocation for internal purposes. Note: LTM as of 7/31/05.

C&D Management Team

C&D Performance Update Fundamental thesis remains intact Strong technology, R&D capabilities and design expertise Top market positions in target markets Strong relationships with more than 5,000 customers Opportunities for targeted growth in excess of end markets However, a perfect storm of operational challenges has weighed on recent results Soaring lead prices which were substantially unhedged - impacted fiscal 2005 gross profit by $25.3 million Challenges in integrating and transitioning Power Electronics acquisitions made in fiscal 2005 Slower than anticipated ramp in Reynosa facility acquired in fiscal 2004 Continued issues in Motive Power division that were left unaddressed Impaired financial flexibility due to debt incurred to finance acquisitions Management has identified the key issues impacting performance as well as their root causes and is instituting strategies to address each of these issues

C&D Key Areas of Strategic Focus Mitigate lead price volatility Continue to optimize recently instituted hedging policy Pass on costs where appropriate Integrate Power Electronics acquisitions Improve performance of CPS fulfillment activities Assimilate acquired entities with legacy business to capture benefits of combined product portfolio, design expertise and customer base Further optimize manufacturing strategy Reynosa - improve performance; consider relocating further production to facility Complete relocation of China facility Improve operations of Power Electronics suppliers (contract manufacturers) Additional and more efficient outsourcing of Power Electronics products Return Motive Power division to profitability New senior, sales and operational management to improve quality and delivery Rebuild key sales channels Goals: Improve quality and service level to customers and reduce costs

Standby Power

Manufactures and markets lead-acid batteries and integrated standby power systems Standby Power Division - Overview Flooded lead-acid batteries Sealed VRLA batteries Integrated reserve power systems Power rectifiers / chargers System monitors Power boards Products Applications Wireline / fiber Wireless cell sites / pager sites Cable TV / VoIP Power generation / utilities Uninterruptible power supplies ("UPS") Representative Customers FY 2005 Net Sales by End Market FY 2005 Net Sales = $245.8 million Used to provide backup or standby power for electrical equipment in the event of power loss from the primary power source Source: FY 2005 Net Sales by End Market is per management allocation for internal purposes.

Standby Power Market Dynamics



- **C&D's standby power sales are primarily generated in North America where the Company believes it has the leading market share**
  - Management believes the North American market represents approximately one-third of the total global market

C&D 2004 North American Standby Battery Market Share

#1 share (32%) of total $656 million market


msENDUR improving position
12%
31%
53%

	2-Volt	12-Volt	Flooded
Total Market	**$117.5**	**$396.0**	**$142.5**
C&D Estimated Position	**#3**	**#1**	**#1**

Key Market Drivers

- Growth in UPS spending (driven by blackouts and natural disasters)
- Rebound in telecom spending including wireless growth and system upgrades
- End of life replacement from batteries installed during telecom boom
- Higher energy costs

Source: Battery Council International (BCI) with adjustments to BCI 12-Volt total market size (added $173.3 million) and BCI flooded total market size (added $1.4 million) to reflect C&D management's estimate of sales not reported to BCI / imports; C&D estimated position as per C&D management.

11

C&D TECHNOLOGIES

Standby Power Division Strategic Priorities Increase Revenues Improve Operations / Efficiency Continued market penetration of msENDUR - $19.0 million in sales expected for current year, first full year since introduction ($2.3 million in October 2005, 13 months post-introduction) Develop new and advanced products, especially for nuclear and solar industries Leverage leading position in US markets and add sales resources to continue international expansion (particularly in UPS) Increase sales of integrated systems Continue to ramp Reynosa operations and benefit from new plant management, labor retention initiatives and higher plant utilization Ensure smooth startup of China facility Optimize lead-hedging policy and pursue price increases to offset increases in materials costs Improve focus on quality and customer service - Six Sigma efforts

Motive Power

Motive Power Division - Overview Products Applications Representative Customers Key Market Drivers Manufactures and markets batteries and systems used to power, monitor, charge and test the batteries used in electric material handling vehicles Focused almost exclusively in North America C&D believes it had a 2004 market share of 9% based on BCI's estimated total $513 million North American market for motive power battery sales Motive power batteries Chargers Electronic monitoring modules Computerized management systems Electric powered forklift trucks Automatic guided vehicles Airline ground support vehicles Other material handling equipment Industrial production growth Continued conversion to electric industrial vehicles (high energy costs and environmental regulations - especially in enclosed spaces)

Improve sales channels (new VP of Sales) Develop new products to address markets not currently served Improve customer service level and quality of products in both design and production Improve margins: lower cost structure, lead hedging, product line rationalization Motive Power Division Strategic Priorities Increase Revenues Improve Operations / Efficiency Increase number and quality of manufacturers' representatives and enhance relationships with current and future representatives Develop better position with previously underemphasized truck (forklift) dealer channel New divisional GM New Reynosa plant management; adding plant technical resources and focusing on key manufacturing metrics New Texas finishing and distribution center

Power Electronics

Power Electronics Division - Overview Telecom Office equipment Networking equipment Cable TV Military Products Applications DC / DC converters (Bricks) Single In-Line Packages ("SIPs") Voltage Regulator Module ("VRMs") Power pods AC / DC front ends Representative Customers FY 2005 Net Sales by End Market FY 2005 Net Sales - $111.5 million Manufactures and markets custom, standard and modified-standard power supply and conversion products Utilized in almost all electronic products to convert available AC or DC voltage to the required level and quality of DC voltage to power the associated equipment Source: FY 2005 Net Sales by End Market is per management allocation for internal purposes.

Source: FY 2005 Pro Forma Product Breakdown is per management allocation for internal purposes; 2004 Global Merchant DC to DC Converter market size and market share data is per Micro-Tech Consultants "Global Switching Power Supply Industry 2005" (10/05). Power Electronics Market Dynamics Total - $211.8 million FY 2005 Pro Forma (for full year of acquisitions) Product Breakdown by Segment Net Sales Key Market Drivers Power Electronics is truly a global business - 31% of C&D's FY 2005 divisional revenues were generated in EMEA with 5% in Asia and the bulk of the rest in the US 2004 Global Merchant DC to DC Converter Market Total - $2.8 billion Continuing increases in electrical content in devices and growing use of electronic applications Penetration of intermediate bus architectures Electronic-intensive technology developments (i.e. VoIP) Merchant penetration of typically captive sectors (defense / aerospace and military)

CPS Power Electronics Division Strategic Priorities One-Stop Power Electronics Solution Legacy PED Celab Acquired: 06/04 Acquired: 09/04 Acquired: 05/04 Improve performance of CPS through C&D presence at outsourcing sites for ongoing monitoring of metrics and implementation of efficiencies - results beginning to show Capitalize on recent acquisitions: Low to medium power products Serves Tier 2 and Tier 3 OEMs Well developed channels to market Medium power products Long-established international presence Broad customer base Complementary product lines High power products Access to Tier 1 OEMs Premier engineering / technology capabilities Customized power products Military market focus International presence Highly profitable One-stop power electronics solution provider Cross-sell across broadened customer base and expanded geographic reach Leverage design resources across end markets Implement manufacturing and supply chain efficiencies The thesis for C&D's acquisition strategy remains intact: platform for growth in excess of end markets and availability of cost savings

Financial Information

Financial Performance Standby Power Historical Revenue Fiscal Years Ending January 31 ($ in millions) Historical Total Revenue Fiscal Years Ending January 31 ($ in millions) Motive Power Historical Revenue Fiscal Years Ending January 31 ($ in millions) Power Electronics Historical Revenue Fiscal Years Ending January 31 ($ in millions) Note: LTM as of 7/31/05.

Financial Performance (cont'd) Adjusted EBITDA (2) Fiscal Years Ending January 31 ($ in millions) Gross Profit (1) Fiscal Years Ending January 31 ($ in millions) Cash Flow From Operations Fiscal Years Ending January 31 ($ in millions) Free Cash Flow (3) Fiscal Years Ending January 31 ($ in millions) Note: LTM as of 7/31/05. (1) 2003 figure includes a $1.3 million charge related to the reorganization of certain manufacturing locations in the Power Electronics division. 2004 figure includes a $1.3 million charge related to startup costs at the Reynosa, Mexico facility. 2005 figure includes fixed asset impairment charges, related environmental clean-up charges and rigging, transportation and severance costs related to the transfer of production to Reynosa, Mexico of $14.9 million in the Standby Power and Motive Power divisions during FY 2005 ($13.7 million in LTM). (2) Excludes the charges described in footnote (1). 2002 figure also excludes a $2.8 million charge related to a potential acquisition that did not close offset by a $2.0 million gain from litigation and settlement cost recovery. 2003 figure also excludes a $1.6 million gain on the sale of the Company's Conshohocken, PA facility offset by a $0.5 million asset impairment charge in the Motive Power division. 2005 and LTM figures also exclude non-cash goodwill and intangible asset impairment charges of $74.2 million and $0.5 million, respectively, and $0.8 million of in-process R&D expenses in the Power Electronics division; LTM also excludes executive severance charges of $2.1 million. (3) Free cash flow calculated as net cash provided by operating activities less acquisition of property, plant and equipment.

Actions Taken in Last 12 months New management team - corporate and divisional Instituted lead-hedging program Motive Power improvement plan being implemented Ramp of Reynosa facility and sales of msENDUR product Stabilization of CPS operations - onsite C&D personnel at manufacturing sites and improving metrics Shanghai facility broke ground and further capacity moved to Reynosa Stabilizing revenues and expectations for improving results

Transaction Overview

Sources and Uses of Financing The following sources and uses chart assumes the subsequent completion of additional financings the Company is currently pursuing The charts appearing on this page assume exercise of the $15 million over- allotment option for a total offering size of $75 million (1) Anticipated to be a $75 million line.

Pro Forma Capitalization The "Convertible Pro Forma" assumes only the completion of the current convertible offering (with the exercise of the $15 million over-allotment option), the "Final Pro Forma" assumes the subsequent completion of additional financings the Company is currently pursuing (1) Cash and Cash Equivalents presented is not net of $1.1 million of cash overdrafts. (2) Other Debt is comprised of an 8.4% Mortgage due August 2007, obligations under capital leases and other debt. (3) New senior secured facilities in process of being arranged. (4) Total Debt is not net of $1.5 million of unamortized debt costs at July 31, 2005. (5) LTM adjusted EBITDA excludes non-cash goodwill and intangible asset impairment charges of $74.2 million and $0.5 million, respectively, and $0.8 million of in-process R&D expenses in the Power Electronics division during 2H FY 2005; also excludes fixed asset impairment charges, related environmental clean-up charges and rigging, transportation and severance costs related to the transfer of production to Reynosa, Mexico of $13.7 million in the Standby Power and Motive Power divisions during 2H FY 2005; also excludes executive severance charges of $2.1 million during 1Q FY 2006.

Investment Highlights Leading positions in large, stable markets Strong technology and R&D capabilities Diversified, global customer base Low-cost manufacturing strategy Opportunities for growth in excess of end markets Focused and experienced management team

Appendix

Adjusted EBITDA Reconciliation ($ in millions) (1) Includes a $0.5 million asset impairment charge in the Motive Power division. (2) Includes non-cash goodwill and intangible asset impairment charges of $74.2 million and $0.5 million, respectively, and $0.8 million of in-process R&D expenses in the Power Electronics division. (3) Includes fixed asset impairment charges, related environmental clean-up charges and rigging, transportation and severance costs related to the transfer of production to Reynosa, Mexico of $14.9 million in the Standby Power and Motive Power divisions. (4) Includes $1.2 million related to rigging, transportation and severance costs accrued in the first and second quarters of fiscal year 2005. (5) Includes $2.1 million related to severance expenses for former executive officers accrued in the first quarter of fiscal year 2006. (6) 2002 includes a $2.8 million charge related to a potential acquisition that did not close offset by a $2.0 million gain from litigation and settlement cost recovery. 2003 includes a $1.3 million charge related to the reorganization of certain manufacturing locations in the Power Electronics division offset by a $1.6 million gain on the sale of the Company's Conshohocken, PA facility. 2004 includes a $1.3 million charge related to startup costs at the Reynosa, Mexico facility. (1) (2) (3) (4) (5) (6)